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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-2607, 33-16711, 2-77708) of Microsemi Corporation of our report dated November 25, 1997, appearing on page 17 of this Form 10-K.



PRICE WATERHOUSE LLP
Costa Mesa, California
December 22, 1997